UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 22, 2022

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code
____________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2022, United States Steel Corporation (the “Corporation”) increased the number of directors serving on the Corporation’s Board of Directors (the “Board”) by one and appointed Terry L. Dunlap to serve as a director, with a term expiring at the Corporation’s 2022 annual meeting of stockholders. Mr. Dunlap will serve on the Audit Committee and the Corporate Governance & Sustainability Committee of the Board.

Mr. Dunlap is principal of Sweetwater LLC, a consulting firm with a focus on manufacturing and technology. Previously, he served as Interim Chief Executive Officer and President of TimkenSteel Corporation from 2019 to 2021. Prior thereto, Mr. Dunlap spent 31 years with Allegheny Technologies, where he served as Executive Vice President, Flat-Rolled Products from May 2011 until his retirement in December 2014; President, ATI Allegheny Ludlum from 2002 to 2014; and Group President, ATI Flat-Rolled Products from 2008 to 2011. Mr. Dunlap is a member of the Board of Directors at Matthews International and Ampco-Pittsburgh Corporation, and previously served on the board of directors of TimkenSteel Corporation. He is a member and past president of the Indiana University of Pennsylvania Foundation Board. Mr. Dunlap received a Bachelor of Science degree in marketing from Indiana University of Pennsylvania. Mr. Dunlap’s decades of steel industry expertise and valuable experience in safety and labor relations will strengthen the Board’s collective knowledge, capabilities and experience.

Mr. Dunlap does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

Item 8.01 Financial Statements and Exhibits.

On February 22, 2022, the Corporation issued a press release related to the election of Mr. Dunlap to the Board. The full text of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated February 22, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Manpreet S. Grewal
Manpreet S. Grewal
Vice President, Controller & Chief Accounting Officer

Dated: February 22, 2022